IAI Investment Funds VI, Inc.
                                                              File No. 33-40496



                        SUPPLEMENT DATED FEBRUARY 3, 1999
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1998
                                       OF
                            IAI EMERGING GROWTH FUND


On January 29, 1999, one of Emerging Growth Fund's privately-held early-stage, developing companies, Tut Systems, Inc. ("Tut"), offered its securities for public sale (an "initial public offering" or "IPO"). Following the IPO there was a substantial increase in the market price of Tut's securities and therefore a substantial increase in the Fund's net asset value. The IPO also resulted in increased risks associated with investing in the Fund. CERTAIN OF THESE RISKS RESULT FROM THE PERCENTAGE OF THE FUND'S NET ASSETS INVESTED IN TUT (APPROXIMATELY 29% AS OF FEBRUARY 2, 1999).

Because Tut's securities held by the Fund are not readily marketable, these securities are valued in good faith using a fair value methodology. BASED ON THE FUND'S HOLDINGS OF TUT AND OTHER PRIVATE EQUITY SECURITIES, AS OF FEBRUARY 2, 1999, APPROXIMATELY 36% OF THE FUND'S ASSETS WERE ILLIQUID. The Fund and IAI are actively working to reduce the level of illiquidity consistent with the best interests of Fund shareholders.

                       INFORMATION ABOUT TUT SYSTEMS, INC.
               SET FORTH IN ITS PROSPECTUS DATED JANUARY 29, 1999

The following information, insofar as it pertains to Tut, is based solely on information contained in Tut's Prospectus dated January 29, 1999, for its IPO, and has not been independently verified by the Fund. Tut is required to file periodic and special reports with the Securities and Exchange Commission which may contain more current information than that contained in the Prospectus. The Prospectus, the Registration Statement of which it is a part, and such periodic and special reports may be obtained as described below under "Additional Available Information on Tut."

Tut designs, develops, and markets advanced communications products which enable high-speed data access over the copper infrastructure of telephone companies, as well as the copper telephone wires in homes, businesses and other buildings. Tut's objective is to be the leading provider of advanced communications products for high-speed data access that exploit the large existing infrastructure of copper telephone wires which lead into and reside within homes, businesses and other buildings.

The Fund's investment in Tut is subject to the significant risks of investing in small and early-stage developing companies described in the "Venture Capital" and "Special Risk Factors Associated with Investing in Small Companies" sections at pages 29 and 33 of the Fund's Prospectus dated August 1, 1998.

The investment in Tut is also subject to other significant risk factors specifically related to Tut, including:

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            (1) its history of net losses, a substantial accumulated deficit and uncertainty of its future results;
            (2) its past (and possible future) fluctuation of revenues and operating results as a result of several factors, some of which are outside Tut's control;
            (3) the unproven commercial acceptance of certain of Tut's products;
            (4) the existence of competing technologies and Tut's dependence on its core technology;
            (5) the uncertainty of demand for high-speed data access services using the Internet;
            (6) its ability to
                  (a) develop, introduce and market enhancements to its existing products,
                  (b) introduce new products in a timely manner to meet customer requirements, and
                  (c) comply with evolving industry standards;
            (7) its ability to compete in markets which are intensely competitive, continually evolving and subject to rapid technological change. Tut and its products face such competitive factors as price, product features and enhancements, breadth of product lines, product ease of development, conformance to industry standards, sales and distribution capability and technical support and service;
            (8) its dependence on strategic relationships;
            (9) its dependence on independent distributors, two of which accounted for approximately 25% of Tut's revenues in 1997 and the first nine months of 1998;
            (10) its dependance on contract manufacturers, as Tut does not manufacture any of its products;
            (11) its dependence on sole source suppliers;
            (12) its ability to successfully manage its anticipated growth;
            (13) the risks of doing business in international markets;
            (14) its dependence on proprietary technology and its ability to protect its intellectual property rights;
            (15) the risk that Tut or its customers will be adversely affected by regulation of the Federal Communications Commission or other regulatory bodies;
            (16) its ability to provide customer support;
            (17) its dependence on key personnel;
            (18) the risk that Tut or other enterprises with which it interacts will be adversely affected by "Year 2000" problems;
            (19) the fact that until Tut's IPO, there was no public trading market for its securities; and
            (20) the fact that equity markets, particularly for high-technology companies, have experienced significant price and volume fluctuations that are unrelated to the operating performance of individual companies.

Following the January 29, 1999 IPO at $18.00 per share, the stock of Tut has traded as high as $86.25, and its market price at the close of business on February 2, 1999 was $76.125. The market price of Tut common stock is likely to continue to be highly volatile. Factors such as fluctuations in Tut's operating results, announcements of technological innovations, new products or new services by Tut or by its partners, competitors or customers or its competitors' developments with respect to patents or proprietary rights, announcement of litigation by or against Tut, changes in stock market analyst recommendations regarding Tut or its competitors, and general market conditions may have a significant effect on the market price of Tut's common stock.


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                     ADDITIONAL AVAILABLE INFORMATION ON TUT

Tut has filed with the Securities and Exchange Commission a Registration Statement and Prospectus dated January 29, 1999, referred to above. The Registration Statement, including exhibits filed therewith, and the Prospectus may be inspected without charge at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the Commission located at Seven World Trade Center, 13th Floor, New York, New York 10048 and Citicorp Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials may be obtained from the Public Reference Section of the Commission, Room 1034, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and its public reference facilities in New York, New York, and Chicago, Illinois, at prescribed rates. In addition, the Commission maintains a World Wide Web site that contains reports, proxy and information statements that are filed electronically with the Commission. The address of the site is http://www.sec.gov.

Tut's offices are located at 2495 Estand Way, Pleasant Hill, California 94523, and its telephone number is (925) 682-6510. Tut's Nasdaq National Market Symbol is TUTS.


                         RISKS OF THE TECHNOLOGY SECTOR

Approximately 36% of the Fund is invested in the "electric technology" sector. This includes the equity securities of companies which the Fund's adviser believes have, or will develop, products, processes or services that will provide or benefit significantly from technological advances and improvements. Technology is an extremely competitive industry where rapid new developments could have dramatic impact on a company's earnings growth potential. In addition, many technology companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. If technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.


             MANAGEMENT OF FUND INVESTMENTS IN RESTRICTED SECURITIES

The following replaces the disclosure on pages 36 and 37 of the Fund's current Prospectus, and the Prospectus Supplement dated September 30, 1998, concerning the management of Fund investments in restricted securities:

Curt McLeod is responsible for Fund investments in restricted securities, including equity and limited partnership interests in privately-held companies and investment partnerships. Mr. McLeod is an IAI Vice President and equity portfolio manager. Prior to joining IAI in 1997, Mr. McLeod had been a portfolio manager with Piper Jaffray, Inc. since 1986.